EXHIBIT 10.5

                    REVOLVING CREDIT AND TERM LOAN AGREEMENT



                                     BETWEEN



                          FLATIRON FUNDING COMPANY, LLC


                                       AND


                                    FPF, INC.









                         DATED AS OF SEPTEMBER ___, 1997



                         FEDERATED PREMIUM FINANCE, INC.



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                                TABLE OF CONTENTS


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                                    ARTICLE I

                        AMOUNTS AND TERMS OF THE ADVANCES

Section 1.01.        Advances...................................................................................  1
Section 1.02.        Making the Advances........................................................................  1
Section 1.03.        Fees.......................................................................................  1
Section 1.04.        Reduction of the Maximum Credit Commitment.................................................  2
Section 1.05.        Interest and Repayment.....................................................................  2
Section 1.06.        Optional Prepayments.......................................................................  2
Section 1.07.        Mandatory Prepayments......................................................................  2
Section 1.08.        Payments and Computations..................................................................  3
Section 1.09.        Due Dates for Obligations..................................................................  3
Section 1.10.        Access.....................................................................................  3

                                   ARTICLE II

                              CONDITIONS OF LENDING

Section 2.01.        Condition Precedent to Initial Advance.....................................................  4
Section 2.02.        Conditions Precedent to All Advances.......................................................  4
Section 2.03.        Reserves...................................................................................  5

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

Section 3.01.        Representations and Warranties of FPF......................................................  5

                                   ARTICLE IV

                  COVENANTS AND OTHER AGREEMENTS OF THE PARTIES

Section 4.01.        Affirmative Covenants......................................................................  6
Section 4.02.        Loan Deposit Account and Collection Account................................................  8
Section 4.03.        Certain Powers of Lender...................................................................  9
Section 4.04.        Lender Appointed Authorized Agent and Attorney-in-Fact..................................... 10

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Section 4.05.        Information Regarding Collateral........................................................... 11
Section 4.06.        FPF Covenants.............................................................................. 11
Section 4.07.        Agreement Not to Institute Bankruptcy Proceedings.......................................... 14
Section 4.08.        Further Assurances......................................................................... 14

                                    ARTICLE V

                               AMORTIZATION EVENTS

Section 5.01.        Amortization Events........................................................................ 14

                                   ARTICLE VI

                                  MISCELLANEOUS

Section 6.01.        Amendments................................................................................. 16
Section 6.02.        Notices.................................................................................... 16
Section 6.03.        Waivers.................................................................................... 16
Section 6.04.        Costs, Expenses and Taxes.................................................................. 16
Section 6.05.        Limited Right of Set-off................................................................... 17
Section 6.06.        Binding Effect............................................................................. 17
Section 6.07.        Representations............................................................................ 18
Section 6.08.        Governing Law.............................................................................. 18
Section 6.09.        JURISDICTION............................................................................... 18
Section 6.10.        WAIVER OF JURY TRIAL....................................................................... 18
Section 6.11.        Severability of Provisions................................................................. 18
Section 6.12.        Counterparts............................................................................... 19
Section 6.13.        Captions................................................................................... 19
Section 6.14.        Legal Holidays............................................................................. 19
Section 6.15.        Advice from Independent Counsel............................................................ 19
Section 6.16.        Judicial Interpretation.................................................................... 19

Exhibit A--Promissory Note A-1
Exhibit B--Security Agreement B-1
Exhibit C--Concentration Test C-1
Exhibit D--Request for Advance D-1
Exhibit E--Representations and Warranties E-1
Exhibit F--Closing Documents F-1
Exhibit G--Power of Attorney G-1
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                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This REVOLVING CREDIT AND TERM LOAN AGREEMENT (the "Agreement") is made as of September __, 1997 by and between FPF, INC., a Colorado corporation ("FPF"), and FLATIRON FUNDING COMPANY, LLC, a Delaware limited liability company (the "Lender"). As used in this Agreement, capitalized terms not otherwise defined herein are used with the respective meanings set forth in that certain Agreement of Definitions, dated as of the date of this Agreement, among the Lender, FPF, the Originator, the Residual Interest Holder and Flatiron.

                                    ARTICLE I

                        AMOUNTS AND TERMS OF THE ADVANCES

         Section 1.01. ADVANCES. The Lender agrees to make advances of funds (the "Advances") to FPF under the terms and conditions of this Agreement. The amount of an Advance is subject to Availability under a Borrowing Base calculation, with maximum Advances outstanding not to exceed the Maximum Credit Commitment. So long as Availability exists and subject to compliance with the provisions hereof, FPF may receive Advances pursuant to this Agreement. The Lender agrees, subject to the provisions hereof, to continuously provide Advances during a period beginning on the date hereof and ending the earlier of September 30, 2000 or upon the occurrence of an Amortization Event (such period the "Revolving Period" and such termination date the "Revolving Period Termination Date"); provided, that the Lender may, in its sole discretion, extend the Revolving Period for an additional period of up to 24 months upon written notice by the Lender to FPF made not later than 120 days prior to the Revolving Period Termination Date setting forth the terms of such extension; provided, further, that upon delivery of written acceptance of such terms by FPF not later than 90 days prior to the Revolving Period Termination Date, and upon FPF's acceptance of such extension, the terms "Revolving Period Termination Date" and "Revolving Period" shall be deemed automatically amended to reflect such extension. Following the Revolving Period Termination Date, Availability under this Agreement shall be zero. FPF shall consult with Originator and shall only agree to such extension with the prior written consent of Originator.

         Section 1.02. MAKING THE ADVANCES. Each Advance shall require written notice in the form included as Exhibit D hereto, given not later than 12:00 noon (Denver, Colorado time) on a Business Day which is not less than one Business Day prior to the date of the proposed Advance, by FPF to the Lender. Not later than 2:00 p.m. (Denver, Colorado time) on the date of such Advance, subject to fulfillment of the applicable conditions precedent set forth in Article II, the Lender shall make such Advance available to FPF or, if so directed by FPF, the Originator, by initiating a same day funds transfer pursuant to written instructions provided to the Lender by FPF.

         Section 1.03. FEES.

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                  (a) In consideration for the loan commitment pursuant to the provisions hereof, FPF agrees to pay to the Lender the unpaid balance of the Closing Fee, payable immediately upon the execution of this Agreement by FPF. FPF's obligation to pay the Closing Fee shall be subject to and payable solely from funds to be disbursed pursuant to
         Section 2.06 of the Sale and Assignment Agreement. The Closing Fee is fully earned and non-refundable as of the date hereof.

                  (b) FPF agrees to pay to the Lender the Commitment Fee, monthly in arrears on the second Business Day of each calendar month occurring during the Revolving Period. FPF's obligation to pay such Commitment Fee shall be subject to and payable solely from funds received pursuant to Section 2.02(a)(ii) of the Residual Agreement, which funds shall be pledged and assigned to the Lender pursuant to the Security Agreement.

         Section 1.04. REDUCTION OF THE MAXIMUM CREDIT COMMITMENT. If at any time FPF receives notice from the Residual Interest Holder that it intends to reduce its funding commitment under the Residual Agreement, FPF shall have the right, upon at least 60 days' notice to the Lender (and, except as provided in Section 2.04(a) of the Residual Agreement, payment to the Lender of the applicable Purchase Reduction Fee), to terminate in whole, or reduce in part, the Maximum Credit Commitment; provided, that each partial reduction shall be in the minimum amount of $250,000 provided, further, that if the Maximum Credit Commitment shall be less than $250,000, the reduction must be in whole only. FPF's obligation to pay such Yield Maintenance Payment shall be subject to and payable solely from funds received pursuant to Section 2.04 of the Residual Agreement, which funds shall be pledged and assigned to the Lender pursuant to the Security Agreement.

         Section 1.05. INTEREST AND REPAYMENT. FPF shall pay interest on the aggregate unpaid principal amount of all Advances in accordance with a non-recourse promissory note of FPF, in substantially the form of Exhibit A hereto (the "Note"), evidencing the indebtedness resulting from such Advances and delivered to the Lender pursuant to Section 2.01. The Note shall be payable solely from the Collateral pledged with respect thereto.

         Section 1.06. OPTIONAL PREPAYMENTS. FPF may, upon at least 60 days' notice to the Lender stating the proposed date and principal amount of the prepayment, and if such notice is given FPF shall, prepay the outstanding principal amounts of the Advances from amounts other than collections from Pledged Premium Receivables in whole only, together with (a) accrued interest to the date of such prepayment on the amount prepaid and (b) the applicable Yield Maintenance Payment, if any.

         Section 1.07. MANDATORY PREPAYMENTS. If, at any time, the then outstanding aggregate amount of all Advances shall exceed the lesser of the then existing Maximum Credit Commitment or the Borrowing Base, FPF shall cause to be prepaid on demand, solely from amounts received with respect thereto under the Residual Agreement, the outstanding principal amount of the Advances in an aggregate amount equal to such excess.

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         Section 1.08. PAYMENTS AND COMPUTATIONS. FPF shall make each payment hereunder and under the Note not later than 2:00 p.m. (Denver, Colorado time) on the day when due in same day funds of U.S. dollars to the Lender at its address referred to in Section 6.02, or pursuant to such other instructions as the Lender may from time to time provide to FPF. FPF hereby authorizes the Lender, if and to the extent payment is not made when due hereunder or under the Note, to make Advances directly to itself for any such amount so due; provided, however, that any such Advances made by the Lender shall not be deemed a waiver of any payment default by FPF. All computations of interest, commitment fees and other fees due hereunder shall be made by the Lender on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, commitment fees or other fees are payable. Each determination by the Lender of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         Section 1.09. DUE DATES FOR OBLIGATIONS. Subject to the provisions hereof, the Obligations shall be payable as follows: (a) principal (applied daily) and interest payments on the Advances and other Obligations shall be due and payable monthly in arrears on the fourth Business Day of each month, commencing on the fourth Business Day of the month immediately succeeding the date hereof, (b) except as otherwise provided in Section 1.03, payment of all fees and reimbursable expenses owing by FPF to the Lender hereunder or under any other Borrowing Document shall be due no later than the fourth Business day of the month immediately following the date on which such fees or reimbursable expenses are incurred, (c) all other Obligations (including, without limitation, the mandatory prepayment obligation set forth in Section 1.07) shall be either payable as provided in the Borrowing Documents evidencing or describing such Obligations or, if not so provided therein, shall be due upon demand and payable on or before the tenth day after such demand, (d) to the extent not sooner paid, all Obligations shall be due and payable in full on the Scheduled Maturity Date, and (e) if any payment becomes due and payable on a day other than a Business Day, then such payment shall be due and payable on the next succeeding Business Day. Notwithstanding the above, the parties hereto agree that the Obligations shall be non-recourse to FPF except to the extent expressly provided herein and in the Security Agreement.

         Section 1.10. ACCESS. Upon written request in writing by the Lender to FPF, FPF shall provide the Lender or any representative or designee of Lender (including, without limitation, the Lender's Funding Source) with full and complete access to all books, records, financial statements and documents requested by Lender to inspect the Collateral and to inspect, audit and make extracts from all of FPF's records, financial statements, files and books of account in support of the above. The Lender or any representative or designee of the Lender shall have such access right, exercisable as frequently as the Lender or any representative or designee of the Lender determines to be appropriate, during normal business hours. Upon written request of the Lender or any representative or designee of the Lender to FPF, FPF shall instruct its bank and other financial institutions to make available to the Lender or any representative or designee of the Lender such information and materials as the Lender or any representative or designee of the Lender may request.


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                                   ARTICLE II

                              CONDITIONS OF LENDING

         Section 2.01. CONDITION PRECEDENT TO INITIAL ADVANCE. The obligation of the Lender to make its initial Advance is subject to the condition precedent that the Lender shall have received on or before the day of such Advance the Closing Documents listed on Exhibit F, each dated prior to or as of the date of the initial Advance, in form and substance satisfactory to the Lender.

         Section 2.02. CONDITIONS PRECEDENT TO ALL ADVANCES. The obligation of the Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance the following statements shall be true (and each of the giving of the applicable notice requesting such Advance and the acceptance by FPF of the proceeds of such Advance shall constitute a representation and warranty by FPF that on the date of such Advance such statements are true):

                  (a) The representations and warranties of FPF contained in the Borrowing Documents are correct on and as of the date of such Advance, before and after giving effect to such Advance and to the application of the proceeds therefrom, as though made on and as of such date.

                  (b) No event has occurred and is continuing, or would result from such Advance or from the application of the proceeds therefrom, which constitutes an Amortization Event or would constitute an Amortization Event but for the requirement that notice be given or time elapse or both.

                  (c) The Lender shall be satisfied, in its sole discretion, with the examinations, including sampling and testing procedures of the Premium Receivables Portfolio, performed pursuant to Section 1.10 hereof.

                  (d) FPF shall have taken any and all steps and made any and all filings that are deemed reasonable, convenient, necessary, or advisable by the Lender to protect and perfect the security interest of the Lender or the Trustee on behalf of the Lender under the Security Agreement with respect to all of the Collateral.

                  (e) The Lender shall have received payment of all amounts then due and payable to the Lender under the Borrowing Documents.

                  (f) The Lender shall have received such other approvals, opinions or documents as the Lender may reasonably request.

                  (g) The Lender shall have determined, in its sole discretion, that the aggregate amount of Advances outstanding, after giving effect to such Advance, does not exceed the lesser of the then existing Maximum Credit Commitment or the Borrowing Base calculated as of the date of such Advance.

                  (h) The Lender shall have determined, in its sole discretion, that funds are available from Lender's Funding Source sufficient for the Lender to fund such Advance.

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                  (i) FPF shall have received the Residual Advance with respect to such Advance from the Residual Interest Holder in accordance with the Residual Agreement.

                  (j) The Lender shall have received evidence that all transactions contemplated by (i) the Sale and Assignment Agreement with respect to Sales of the related Premium Receivables thereunder and (ii) the Residual Agreement with respect to Residual Advances thereunder, have been consummated on the date of such Advance, and all conditions precedent to each such transaction have been satisfied.

         Section 2.03. RESERVES. The Lender shall have a continuing right to deduct reserves ("Reserves") in determining the Borrowing Base, and to increase and decrease such Reserves from time to time, if and to the extent that, in the Lender's sole judgment, such Reserves are necessary to protect the Lender against any state of facts which does, or could, with notice or passage of time or both, constitute an Amortization Event or have an adverse effect on any Collateral. The Lender may, at its option, implement Reserves by designating as ineligible a sufficient amount of Premium Receivables which Premium Receivables would otherwise be Eligible Premium Receivables so as to reduce the Borrowing Base by the amount of the intended Reserve. Without in any way limiting the generality of the foregoing, the Lender may implement Reserves in such amounts as the Lender deems appropriate in the event any Premium Receivables shall not be in Return Premium Parity and amounts by which any Premium Receivables exceed maximum amounts specified in the Concentration Test. If the Lender implements any Reserve, the Lender shall provide FPF with timely written notice thereof and the amount and basis for such Reserve.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         Section 3.01. REPRESENTATIONS AND WARRANTIES OF FPF. FPF represents and warrants to Lender that each of the representations and warranties of FPF set forth in Sections 1 and 2 of Exhibit E hereto is true and complete as of the date of this Agreement and as of the date of each Advance hereunder, except as FPF has otherwise notified the Lender and its assignees (including, without limitation, the Lender's Funding Source) in writing and the Lender and such assignee(s), if applicable, have each, in its absolute discretion, consented in writing to such exception(s).

                                   ARTICLE IV

                  COVENANTS AND OTHER AGREEMENTS OF THE PARTIES

         Section 4.01. AFFIRMATIVE COVENANTS. So long as the Note shall remain unpaid or until the Revolving Period Termination Date, unless the Lender or its assignee(s), as applicable, shall otherwise consent in writing:

                  (a) COMPLIANCE WITH LAWS, ETC. FPF shall comply in all material respects with all applicable laws, rules, regulations and orders, such compliance to include,


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         without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith.

                  (b) REPRESENTATIONS AND WARRANTIES CORRECT. The
         Representations and Warranties of FPF in Sections 1 and 2 of Exhibit C hereto shall remain true and correct.

                  (c) INDEMNIFICATION AND RELEASE BY FPF. FPF shall indemnify, defend and save and hold harmless Lender, its Affiliates, each of the Lender's Funding Sources or other assignee of the Lender and the respective directors, officers, agents, attorneys and employees of each (collectively, the "Indemnitees") from and against, and shall promptly pay any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees, charges and disbursements of legal counsel) incurred by any Indemnitee as a result of (i) any failure of FPF to perform any of its obligations under any Borrowing Document, (ii) any failure of any representation by FPF to be correct in all respects when made, and (iii) any claim, demand or cause of action, or any individual proceeding, whether meritorious or not, brought or asserted against any Indemnitee which relates to or arises out of the Borrowing Documents, the Maximum Credit Commitment, the Collateral or any transaction contemplated by, or the relationship between FPF and the Lender, or any action or actions by the Lender under, the Borrowing Documents; provided, that no Indemnitee shall be entitled to indemnification under this Section for matters caused solely by Indemnitee's gross negligence or willful misconduct.

                  FPF hereby releases and exculpates each of the Indemnitees from any liability arising from any acts under this Agreement or in furtherance thereof, whether as agent, attorney-in-fact or otherwise, whether of omission or commission, and whether based upon any error of judgment or mistake of law or fact, except for willful misconduct. In no event will any Indemnitee have any liability to FPF for lost profits or other special or consequential damages.

                  (d) NOTICE OF DEFAULT. Immediately upon becoming aware of the existence of any condition or event which constitutes a default by any Loan Party under the Borrowing Documents or a breach by FPF of any representation or warranty under Section 3.02 of the Sale and Assignment Agreement, a written notice from FPF to the Lender and each other Loan Party shall be furnished describing its nature and the period of existence and what action FPF or such defaulting Loan Party, as applicable, is taking or proposes to take with respect thereto.

                  (e) REPORTING REQUIREMENTS. FPF shall furnish to the Lender or its designee:

                             (i) within 45 days after the end of each fiscal
                  quarter of FPF (commencing with the quarter ending September 30, 1997, an unaudited balance sheet and income statement (prepared in accordance with GAAP) for FPF covering the preceding quarter, in each case certified by a Responsible Officer of FPF to be true, accurate and complete copies of such financial statements;

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                            (ii) on the earlier of (A) fifteen days after
                  delivery by an Independent Public Accountant, if any, to FPF or (B) March 15 of each year beginning March 15, 1998 a balance sheet and income statement (prepared in accordance with GAAP) for FPF covering such preceding fiscal year prepared by FPF or its accountants, in each case certified by a Responsible Officer of FPF to be true, accurate and complete copies of such financial statements;

                           (iii) promptly after the filing or receiving thereof,
                  copies of all reports and notices, if any, which FPF files under ERISA with the Internal Revenue Service or PBGC or the U.S. Department of Labor or which FPF receives from any such Person;

                            (iv) promptly after filing thereof, copies of all
                  federal and state tax returns filed by, or on behalf of, FPF; and

                             (v) such other information respecting the condition
                  or operations, financial or otherwise, of FPF as the Lender may from time to time reasonably request.

                  (f) REPORT ON PROCEEDINGS. Promptly upon (but in no event more than three Business Days following) FPF becoming aware of:

                             (i) any pending investigation of it, the
                  Originator, the Residual Interest Holder or any of their respective employees by any governmental authority or agency;

                            (ii) any court or administrative proceeding which
                  may involve the possibility of materially and adversely affecting the properties, business, prospects, profits, management, financial position, results of operation or general condition of it, the Originator or the Residual Interest Holder; or

                           (iii) an event or development (including, without
                  limitation, a change in any relevant law or regulation) which in the reasonable judgment of FPF could have a material adverse impact on the properties, business, prospects, profits, management, financial position, results of operations or general condition of it, the Originator or the Residual Interest Holder;

         such information shall be provided by FPF to the Lender or its designee.

         Section 4.02. LOAN DEPOSIT ACCOUNT AND COLLECTION ACCOUNT.

                  (a) FPF shall maintain or cause to be maintained with the Lender or Lender's designee a deposit account subject to a first priority perfected security interest in favor of the Lender and its assignees (the "Loan Deposit Account") into which FPF or the Servicer on its behalf shall deposit or cause to be deposited all payments received from Obligors with respect to the Premium Receivables serviced by the Servicer. On a daily

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

         basis, FPF shall deposit or shall cause the Servicer to deposit, or any of its Affiliates, officers, employees, agents or other Persons acting for or in concert with FPF shall deposit or cause to be deposited into the Loan Deposit Account, on or before the first Business Day following receipt thereof, all payments and receipts as provided in the Premium Receivable Servicing Agreement. Until deposited, all such payments and receipts held by the Servicer, FPF or any such Affiliates, employees, officers, agents or other Persons shall be held in trust for the Lender, separate or apart from any other funds or assets of FPF, Servicer or any such Affiliate, officer, employee, agent or other Person. The Lender shall periodically transfer or cause to be transferred all amounts on deposit in the Loan Deposit Account into one or more collateral or collection accounts maintained by or for the benefit of the Lender and its assignees (collectively, the "Collection Account").

                  (b) Not later than the first Business Day following verification by the Lender of amounts deposited into the Collection Account, the Lender shall take the following actions:

                             (i) credit against the principal balance of
                  outstanding Advances all deposits representing Principal Collections; and

                            (ii) calculate the amount of any deposits
                  representing downpayments by Obligors or other amounts not required to be applied against amounts due under this Agreement, and such amounts shall be returned timely to FPF or its designee.

                  (c) On the fourth Business Day of each calendar month, amounts on deposit in the Collection Account equal to total Collections from the prior month less amounts described in (b) above ("Total Available Collections") shall be applied in the following manner:

                             (i) (A) first, to the payment of all accrued and
                  unpaid fees payable by FPF to the Lender under any Borrowing Document (including, without limitation, the Closing Fee, the Commitment Fee, and the Yield Maintenance Payment and any indemnification payments), (B) second, to the payment of any indemnification obligation (C) third, to accrued and unpaid interest owing under the Note.

                            (ii) upon the occurrence of an Amortization Event,
                  all remaining amounts to pay down the principal balance of outstanding Advances;

                           (iii) to the Servicer, all accrued and unpaid Premium
                  Receivable Servicing Fees as of the end of the immediately preceding Reporting Period; and

                            (iv) in the event that the Lender has implemented
                  Reserves pursuant to Section 2.03 hereof and such Reserves have not been fully satisfied through the designating as ineligible otherwise Eligible Premium Receivables, to the Lender, the amount necessary, if any, to satisfy such Reserves; and

                             (v) all other Obligations and reimbursable expenses
                  due and payable by FPF to Lender under any Borrowing Document and any indemnification payment due and payable not provided for in 4.02(c)(i) above, which obligations, expenses and indemnity payments shall not exceed $3,000 in the aggregate for any calendar year; and

                            (vi) so long as no Amortization Event has occurred
                  and is continuing, the amount by which Total Available Collections exceed payments made pursuant to 4.02(c)(i) through (v) shall be paid to the Residual Interest Holder pursuant to the Residual Agreement not later than the sixth Business Day of each calendar month; and

                  (d) Monies in the Collection Account may be invested as determined by the Lender in accordance with the Premium Receivable Servicing Agreement, and the earnings of which shall inure to the benefit of the Lender.

                  (e) If an Amortization Event has occurred and is continuing, FPF irrevocably waives the right to direct the application of any and all payments at any time or times hereafter received by the Lender from or on behalf of FPF and FPF irrevocably agrees that the Lender shall continue to have the exclusive right to apply any and all such payments as provided in this Section 4.02; provided, that upon payment of all such Obligations, all such remaining payments shall be applied pursuant to the Residual Agreement.

         Section 4.03. CERTAIN POWERS OF LENDER. The Lender may, at any time, whether or not an Amortization Event has occurred:

                  (a) notify any Obligor, insurance company, Agent or other account debtor that the Premium Receivables have been conveyed by the Originator to FPF and that the Collateral which includes a monetary obligation has been assigned to the Lender by FPF and following an Event of Servicer Default that payment thereof is to be made to the order of and directly to the Lender;

                  (b) send, or cause to be sent by its designee, requests (which may identify the sender by a pseudonym) for verification of Premium Receivables and other Collateral directly to any debtor, insurance company, Agent or any other obligor or any bailee with respect thereto; and

                  (c) demand, collect or enforce payment to any Premium Receivables or such other Collateral, upon the failure of the Servicer to do so as described in the Premium Finance Servicing Agreement but without any duty to do so, and the Lender shall not be liable for any failure to collect or enforce payment thereof. At the Lender's request, all invoices and statements sent to any Obligor, other obligor, the Lender or its designee,

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

         Issuing Insurance Company, Agent or other bailee, shall state that the Premium Receivables and other Collateral have been conveyed by the Originator to FPF, that the Premium Receivables and other Collateral have been assigned by FPF to the Lender or the Trustee on behalf of the Lender and are payable directly and only to the Lender, subject to the terms of this Agreement.

         Section 4.04. LENDER APPOINTED AUTHORIZED AGENT AND ATTORNEY-IN-FACT. FPF hereby appoints the Lender and any designee of the Lender as FPF's authorized agent and attorney-in-fact and authorizes the Lender or such designee, at FPF's sole expense, to exercise at any times in the Lender's or such designee's discretion all or any of the following powers, which powers of attorney, being coupled with an interest, shall be irrevocable until all Obligations have been paid in full:

                  (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of the Lender or FPF, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral;

                  (b) transmit to Obligors, Issuing Insurance Companies, Agents, other obligors or any bailees (including the Lender or its designee) notice of the interest of the Lender in the Collateral or request from account Obligors, Issuing Insurance Companies, Agents or such other obligors or bailees at any time, in the name of FPF or the Lender or any designee of the Lender, information concerning the Collateral and any amounts owing with respect thereto;

                  (c) notify Obligors, Issuing Insurance Companies, Agents or other obligors to make payment directly to the Lender, or notify bailee (including the Lender or its designee) as to the disposition of Collateral;

                  (d) take or bring, in the name of the Lender or FPF, all steps, actions, suits or proceedings deemed by the Lender or its designee necessary or desirable to direct collection of or other realization upon the accounts and other Collateral or to otherwise enforce the rights of the Lender or its designee with respect to any of the Collateral;

                  (e) after an Amortization Event, change the address for delivery of mail to FPF and to receive and open mail addressed to FPF;

                  (f) after an Amortization Event, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the Obligors or other obligor, without affecting any of the Obligations; and

                  (g) execute in the name of FPF and file against FPF in favor of the Lender and its assignees financing statements or amendments with respect to the Collateral.

         In furtherance of the foregoing and prior to the initial Advance hereunder, FPF shall execute and deliver to the Lender a power of attorney in the form of Exhibit G attached hereto.

         Section 4.05. INFORMATION REGARDING COLLATERAL. On each Business Day, FPF shall electronically transmit to the Lender, in the manner specified by the Lender, information regarding the origination and payment status of the Premium Receivables which it has received from the Servicer. All such information shall be, to the knowledge of FPF, true and correct as of the time of transmittal and such electronic transmission shall constitute certification to such effect. At the Lender's request, FPF shall deliver written material and reports relating to the Premium Receivables to the Lender.

         Section 4.06. FPF COVENANTS. So long as the Note shall remain unpaid or prior to the Revolving Period Termination Date, without the written consent of the Lender or its assignee, as applicable:

                  (a) FPF shall not engage in any business or activity other than in connection with the acquisition of Premium Receivables and the activities contemplated hereby and in the other Borrowing Documents, and in connection with the issuance of additional notes and loan agreements substantially similar to this Agreement and the other Borrowing Documents.

                  (b) FPF shall not consolidate or merge with or into any other Person (other than Flatiron) or convey or transfer its properties and assets substantially as an entirety to any Person.

                  (c) The funds and other assets of FPF shall not be commingled with those of any other Person.

                  (d) FPF shall not be, become or hold itself out as being liable for the debts of any other Person.

                  (e) FPF shall not form, or cause to be formed, any subsidiaries.

                  (f) FPF shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the Person with which they are concerned.

                  (g) FPF shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of FPF may be kept (subject to any provision of applicable law) inside or outside the State of Colorado at such place or places as may be designated from time to time by the board of directors or in the bylaws of FPF.

                  (h) All actions of FPF shall be taken by a duly authorized officer of FPF.

                  (i) FPF shall not amend, alter, change or repeal any provision contained in this Section 4.06.

                  (j) FPF shall not amend its articles of incorporation.

                  (k) FPF shall not amend, modify, extend or waive any term of, or any requirement, in any material respect, under any Loan Document or Borrowing Document except with respect to any Premium Receivable which may be amended, modified, extended or waived in accordance with the Premium Receivable Servicing Agreement.

                  (l) All audited financial statements of FPF that are consolidated with those of Flatiron or any Affiliate thereof will contain detailed notes clearly stating that (i) all of FPF's assets are owned by FPF and not available to satisfy the claims of creditors of any other Person, and (ii) FPF is a separate Person with creditors who have received ownership and/or security interests in FPF's assets.

                  (m) FPF shall strictly observe legal formalities in its dealings with Flatiron, any Affiliate thereof or any other Person, and funds or other assets of FPF shall not be commingled with those of Flatiron, any Affiliate thereof or any other Person. FPF shall not maintain joint bank accounts or other depository accounts to which Flatiron, any Affiliate thereof or any other Person has independent access except as otherwise provided or contemplated herein. FPF's funds shall not at any time be pooled with any funds of Flatiron, any Affiliate thereof or any other Person.

                  (n) FPF shall pay to Flatiron (or any Affiliate thereof) the marginal increase (or, in the absence of such increase, the market amount of its portion) of the premium payable with respect to any insurance policy that covers FPF and Flatiron (or any Affiliate thereof), but FPF shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee, under any such insurance policy, with respect to any amounts payable due to occurrences or events related to Flatiron (or any Affiliate thereof); provided, however, that FPF shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, each in form and content acceptable to the Lender and its assignee(s), in the amount of (i) with respect to such fidelity bond, $500,000 and (ii) with respect to errors and omissions insurance, which may be combined with a directors and officers errors and omissions insurance policy, $1,000,000, and pursuant to which the Lender has been named as an additional loss payee or beneficiary of each such fidelity bond and errors and omissions insurance policy; provided, further, that FPF shall be deemed to have complied with this provision if one of its Affiliates has such fidelity bond and errors and omissions policy coverage and, by the terms of such fidelity bond and errors and omission policy, the coverage afforded thereunder extends to FPF; and provided, further, that any such fidelity bond and errors and omissions insurance policy shall not be cancelled or modified without the prior written consent of the Lender and its assignee(s), if applicable.

                  (o) FPF shall maintain arm's length relationships with Flatiron (and any Affiliate thereof). Any Person that renders or otherwise furnishes services to FPF shall be compensated by FPF at market rates for such services it renders or otherwise furnishes to FPF. FPF shall not hold itself out to be responsible for the debts of Flatiron or the decisions or actions respecting the daily business and affairs of Flatiron.

                  (p) At all times, except in the event of a temporary vacancy, at least one of the directors of FPF shall not be a director, officer, employee or greater than 5% shareholder of any direct or ultimate parent, or Affiliate of the parent, of FPF; provided, however, that such independent director may serve in similar capacities for other "special purpose entities" formed by FPF's Affiliates, and there shall not be allowed a fundamental change to the articles of incorporation of FPF without the unanimous consent of all directors thereof and written consent of the Lender or its assignee(s), as applicable. In the event of the resignation of the director of FPF whose service satisfies the foregoing requirement, the directors of FPF, as may be appropriate, shall accept as a director an individual to fill such vacancy who meets the criteria set out in the foregoing sentence.

                  (q) FPF shall (i) observe all statutory formalities, (ii) conduct its operations so as not to be substantively consolidated with any other Person or to have its separate existence disregarded in any state or federal proceeding, (iii) keep in full effect its existence, rights and franchises as a corporation under the laws of Colorado and obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of its activities in all respects and to protect the validity and enforceability of this Agreement, and (iv) incur no debt except as otherwise provided herein and in its articles of incorporation.

                  (r) FPF shall engage in only (i) the acquisition, ownership, servicing, selling and pledging of the property Sold to FPF pursuant to this Agreement, the other Borrowing Documents and similar agreements with other originators of Premium Receivables, (ii) the exercise of any powers permitted of corporations under the corporate law of the State of Colorado which are incidental to the foregoing or necessary, suitable or convenient to accomplish the foregoing, and (iii) the exercise of any other powers permitted under its articles of incorporation. FPF shall not (A) dissolve or liquidate in whole or in part, (B) own any subsidiary corporation or, except as provided in the Borrowing Documents, lend or advance any moneys to, or make an investment in, any Person, (C) (1) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (2) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (3) make a general assignment for the benefit of creditors, or (4) take any action in furtherance of, or consenting to, or acquiescing in, any of the foregoing, or (D) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person.

                  (s) FPF shall be licensed as a premium insurance finance company under the laws of any state where such licensing is required so as not to adversely affect (i) its ability to conduct operations in each such state as contemplated under this Agreement and the other Borrowing Documents and (ii) the Collateral.

         Section 4.07. AGREEMENT NOT TO INSTITUTE BANKRUPTCY PROCEEDINGS. For a period of one year and one day following the later to occur of (a) the date on which the Note is paid in full or (b) the Revolving Period Termination Date, FPF shall not voluntarily institute any proceedings to adjudicate FPF or the Lender bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against FPF or the Lender, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of FPF or the Lender or a substantial part of its or their property or admit its or their inability to pay its or their debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of FPF or the Lender. This Section 4.07 shall survive the termination of this Agreement.

         Section 4.08. FURTHER ASSURANCES. In addition to all other Obligations, FPF agrees to execute such other documents (including additional promissory notes evidencing the Advances (provided, that FPF's aggregate liability for the Obligations is not increased thereby)) and to otherwise provide its reasonable cooperation as requested from time to time by the Lender in order (a) to evidence, secure and perfect the Obligations and the security interests securing payment and performance of the same and (b) to assist the Lender in a securitization of the Obligations and the Borrowing Documents, or any portion thereof.

                                    ARTICLE V

                               AMORTIZATION EVENTS

         Section 5.01. AMORTIZATION EVENTS. If any of the following events (each, an "Amortization Event") shall occur and be continuing:

                  (a) FPF shall fail to pay any principal of, or interest on, the Note when the same becomes due and payable; or

                  (b) Any representation, warranty or statement made by FPF in any of the Borrowing Documents shall prove to be incorrect in any material respect as of the date made; or

                  (c) Failure on the part of FPF duly to observe or perform any covenant or agreement of FPF set forth in any of the Borrowing Documents; or

                  (d) Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against FPF or any guarantor; or

                  (e) The assignment or attempted assignment by FPF of any of the Borrowing Documents, except as expressly permitted thereunder, or the Granting by FPF of any Lien on any Collateral to other than the Lender or its assignee(s); or

                  (f) A judgment of any competent court or tribunal in the United States of America for the payment of money in an amount of $100,000 or more shall be rendered against FPF and shall remain unsatisfied and undischarged for a period of 30 days without the issuance of a stay of execution with respect thereto; or

                  (g) Any provision under the Security Agreement after delivery thereof pursuant to Section 2.01 shall for any reasons cease to be valid and binding on FPF or FPF shall so state in writing; or

                  (h) The Security Agreement or the Borrowing Documents after delivery thereof pursuant to Section 2.01 shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority security interest in any of the Collateral purported to be covered thereby; or

                  (i) FPF is dissolved or fails to maintain its corporate existence in good standing, or the usual business of FPF ceases or is suspended; or

                  (j) An event or development (including, without limitation, a change in any relevant law or regulation) shall occur which could reasonably be expected by the Lender to have a material adverse impact on (i) the value or collectibility of the Collateral or (ii) FPF's ability to perform its obligations under the Borrowing Documents; or

                  (k)  The Loss Amount Trigger shall be exceeded; or

                  (l)  The Fixed Charge Coverage Test shall fail to be met; or

                  (m)  An Event of Servicing Default shall have occurred; or

                  (n)  An Originator Trigger Event shall have occurred; or

                  (o)  A Residual Agreement Default shall have occurred;

then, the Lender may, by notice to FPF, (A) declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, (B) declare the Revolving Period to be terminated pursuant to Section 1.01 hereof whereupon the Note, all such interest and all such amounts shall become payable in accordance with Section 4.02(e) hereof, and (C) exercise any and all other rights, powers and remedies available to the Lender under the Borrowing Documents or at law or in equity; provided, however, that in the event of any petition, application or filing for relief with respect to FPF under the Bankruptcy Code, (x) the obligation of the Lender to make Advances shall automatically be terminated and (y) the Advances, the Note, all such interest and all such amounts evidenced by the Note shall automatically become and be immediately due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by FPF. Notwithstanding anything herein to the contrary, Originator is irrevocably appointed attorney-in-fact for FPF to perform any and all obligations necessary to cure the Amortization Event as specified in Section 5.01(a)(b)(c)(e)(g)(h)(j)(l)(m)(n) and (o) and the amounts expended by Originator to cure such Amortization Event shall be immediately paid by FPF to Originator upon demand. Originator shall have a reasonable time not to exceed the cure periods specified therein or, if not specified, 30 days following receipt of written notice to cure any such Amortization Event.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.01. AMENDMENTS. This Agreement and the Note may be amended from time to time by a written amendment duly executed and delivered by FPF and the Lender with the prior written consent of the Lender assignee(s), if any, as the case may be, and no waiver of any of the terms hereof or thereof shall be effective unless it is in writing and signed by the party or parties whose rights are being waived and the Lender's assignee, if any.

         Section 6.02. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission, electronic mail and overnight delivery service, postage prepaid, to the parties to this Agreement; provided, that notices shall be effective upon receipt, and in any case addressed as follows: if to FPF, at 1801 California Street, Suite 3920, Denver, Colorado 80202,
Attention: Mr. Robert A. Pinkerton; and if to the Lender, at 1801 California Street, Suite 3920, Denver, Colorado 80202, Attention: Kathleen McCarty; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.

         Section 6.03. WAIVERS. No failure or delay on the part of the Lender or any assignee of the Lender in exercising any power, right or remedy under this Agreement, the Note or any other Borrowing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. No such waiver shall extend to any subsequent or other default or impair any rights consequent thereon, except to the extent expressly so waived. Each of the rights, powers and remedies described in this Agreement and the other Borrowing Documents is cumulative and not exclusive of, and shall not prejudice, any other right, power or remedy provided in this Agreement, the other Borrowing Documents or by law. Each such right, power and remedy may be exercised from time to time as deemed necessary by the Lender or the Lender's assignee(s), as applicable, and in such order and manner as the Lender or the Lender's assignee(s), as applicable, may determine. FPF hereby acknowledges and agrees that, with respect to a violation or breach by FPF or an Affiliate of FPF, of any representation, warranty, covenant or other term or provision of this Agreement or any of the other Borrowing Documents, it shall be FPF's obligation to prepare and obtain a written waiver for such breaches or violations from the Lender or the Lender's assignee(s), as applicable. The Lender or the Lender's assignee(s), as applicable, may grant or deny any such requested waiver in its sole and absolute discretion. At no time may FPF infer a course of dealing among the parties that would negate the requirement to obtain a written waiver from the Lender or the Lender's assignee(s), as applicable.

         Section 6.04. COSTS, EXPENSES AND TAXES. FPF agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, administration, modification and amendment of this Agreement, the Note and the other Borrowing Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities under this Agreement. FPF further agrees to pay on demand all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the Note and the other Borrowing Documents, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 6.04. In addition, FPF agrees to pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Agreement, the Note and the other Borrowing Documents, and agrees to hold the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.

         Section 6.05. LIMITED RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Amortization Event, the Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Lender to or for the credit or the account of FPF against any and all of the Obligations now or hereafter existing under this Agreement, the Note or the other Borrowing Documents, whether or not the Lender shall have made any demand under this Agreement or the Note or the other Borrowing Documents and although such obligations may be unmatured. The Lender agrees promptly to notify FPF after any such set-off and application; provided, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lender may have. Notwithstanding the foregoing, the Lender shall have no right to set off and apply any other funds or deposits held by the Lender with respect to any other loan to or indebtedness of FPF.

         Section 6.06.  BINDING EFFECT; ASSIGNMENTS.

                  (a) This Agreement shall be binding upon and inure to the benefit of FPF and the Lender and their respective successors and assigns, except that FPF shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lender or its assignee(s), as applicable.

                  (b) Notwithstanding any other provision set forth in this Agreement, the Lender may at any time create a security interest in or assign all or any portion of its rights under this Agreement and the other Borrowing Documents (including, without limitation, the Advances owing to it and the Note held by it) in favor of any other Person. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Lender shall be for the benefit of and run directly to each of the Lender's assignees or designees and each such assignee or designee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

         Section 6.07. REPRESENTATIONS. The respective agreements, representations, warranties and other statements by FPF and the Lender set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive each Advance.

         Section 6.08. GOVERNING LAW. THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

         Section 6.09. JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO AND THE UNITED STATES DISTRICT COURT OF COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTE AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO THEM AT THEIR RESPECTIVE ADDRESSES AS SPECIFIED IN
SECTION 6.02. THE PARTIES HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS
SECTION 6.09 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT OR THE NOTE TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         Section 6.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTE.

         Section 6.11. SEVERABILITY OF PROVISIONS. Any part, provision, agreement, representation, warranty or covenant of this Agreement or the Note which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, agreement, representation, warranty or covenant of this Agreement or the Note shall deprive any party of the economic benefit intended to be conferred by this Agreement or the Note, the parties shall negotiate in good faith to develop a structure the economic effect of which is as nearly as possible the same as the economic effect of the transactions contemplated hereunder without regard to such invalidity.

         Section 6.12. COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

         Section 6.13. CAPTIONS. The article, paragraph and other headings contained in this Agreement and the Note are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement or the Note.

         Section 6.14. LEGAL HOLIDAYS. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day in New York, New York or Denver, Colorado, such action, delivery or payment need not be made on that date, but may be made on the next succeeding Business Day.

         Section 6.15. ADVICE FROM INDEPENDENT COUNSEL. The parties understand that this Agreement and the other Borrowing Documents are legally binding agreements that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and the other Borrowing Documents and that it is satisfied with its legal counsel and the advice received from it.

         Section 6.16. JUDICIAL INTERPRETATION. Should any provision of this Agreement or the other Borrowing Documents require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof or thereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that each party has participated in the preparation of this Agreement and the other Borrowing Documents.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit and Term Loan Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                    FPF, INC.




                                           Bruce I. Lundy
                                           Executive Vice President


                                     FLATIRON FUNDING COMPANY, LLC




                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE


$3,000,000        Dated: September ___, 1997

         FOR VALUE RECEIVED, the undersigned, FPF, INC., a Colorado corporation ("FPF"), HEREBY PROMISES TO PAY to the order of FLATIRON FUNDING COMPANY, LLC, a Delaware limited liability company, or order, (the "Lender") the principal amount of Three Million Dollars or, if less, the aggregate principal amount of all Advances made by the Lender to FPF pursuant to the Revolving Loan Agreement (as hereinafter defined, capitalized terms used herein and not otherwise defined herein being used with the meanings set forth in the Revolving Loan Agreement, as hereafter defined) outstanding hereunder, in monthly installments of principal on the third Business Day of each calendar month commencing with October 4, 2000, each in an amount equal to the amount determined pursuant to
Section 4.02 of the Revolving Loan Agreement.

         If not sooner paid, the principal of this Note and all accrued and unpaid interest thereon is scheduled to be due and payable in full on July 31, 2001 (the "Scheduled Maturity Date").

         FPF shall pay interest on the principal amount hereof from time to time outstanding from the date hereof until such principal amount is paid in full, payable monthly on the second Business Day of each calendar month, commencing with October 2, 1997, during the term hereof and on the final day when such principal amount becomes due at a fluctuating interest rate per annum in effect from time to time equal to the Prime Rate (as defined below) plus one and three-quarter percent (1.75%), with each change in such rate taking effect simultaneously with the corresponding change in the Prime Rate.

         Any principal of or accrued interest on this Note not paid when due shall, from and after the date when due until the date such principal or interest is paid, bear interest at the Default Rate (as defined below).

         Both principal and interest are payable in lawful money of the United States of America to the Lender at 1801 California Street, Suite 3920, Denver, CO 80202, in same day funds.

         As used herein, the following terms have the following meanings:

         "Prime Rate" means the base commercial prime rate on corporate loans at large U.S. money centers for any given Business Day as published in the "Money Rates" column of THE WALL STREET JOURNAL. If more than one rate is shown, then the highest rate shown shall be the applicable rate.

         "Default Rate" means a fluctuating rate of interest per annum in effect from time to time equal to the Prime Rate plus eight percent (8%).

         This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Revolving Credit and Term Loan Agreement dated as of September __, 1997 (the "Revolving Loan Agreement") between FPF and the Lender and is secured by the Security Agreement and other Borrowing Documents. The Revolving Loan Agreement, among other things, (a) provides for the making of Advances by the Lender to FPF from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of FPF resulting from each such Advance being evidenced by this Promissory Note, and (b) contains provisions for acceleration of the Revolving Period upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS. FPF HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO AND THE UNITED STATES DISTRICT COURT OF COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE AND FPF HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. FPF HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO IT AT ITS ADDRESS SPECIFIED IN SECTION 6.02 OF THE REVOLVING LOAN AGREEMENT. FPF HEREBY AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS PROVISION SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS NOTE TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION. FPF HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS NOTE.


                            (SIGNATURE PAGE FOLLOWS)

                                                  Bruce I. Lundy
                                                  Executive Vice President

                                    EXHIBIT B

                               SECURITY AGREEMENT


         SECURITY AGREEMENT, dated as of September __, 1997 (this "Agreement"), by and among FPF, INC., a Colorado corporation ("FPF"), FLATIRON FUNDING COMPANY, LLC, a Delaware limited liability company (the "Lender") and NORWEST BANK COLORADO, N.A., a national banking association, as trustee on behalf of the Lender (the "Trustee").

                             PRELIMINARY STATEMENTS

         WHEREAS, the Lender and FPF have entered into that certain Revolving Credit and Term Loan Agreement, dated as of September__, 1997 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Revolving Loan Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined); and

         WHEREAS, it is a condition precedent to the making of Advances by the Lender under the Revolving Loan Agreement that FPF shall have granted the security interest contemplated by this Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make Advances under the Revolving Loan Agreement, FPF hereby agrees as follows:

         Section 1.  GRANT OF SECURITY.

                  (a) FPF hereby assigns and pledges to the Trustee on behalf on the Lender, and hereby grants to such Trustee a security interest in all of FPF's right, title and interest in, to and under the following, whether now owned or hereafter acquired (the "Trustee Collateral"):

                             (i) all Premium Receivables and the related Premium
                  Finance Agreements acquired by FPF from the Originator pursuant to the Sale and Assignment Agreement;

                            (ii) all rights, interests and benefits (but not any
                  obligations) of FPF to such Premium Receivables and the related Premium Finance Agreements; and

                           (iii) all payments and proceeds of any and all of the
                  foregoing.

                  (b) FPF hereby assigns and pledges to the Lender, and hereby grants to the Lender a security interest in, all of FPF's right, title and interest in, to and under the following, whether now owned or hereafter acquired (the "Lender Collateral" and together with the Trustee Collateral, the "Collateral"):

                             (i) all other Conveyed Property other than the
                  Trustee Collateral acquired by FPF from the Originator pursuant to the Sale and Assignment Agreement including, without limitation, all accounts, contract rights, chattel paper, instruments, documents, deposit accounts, general intangibles and other rights to payment of money of any kind evidencing or relating to any Conveyed Property, now or hereafter existing, and all rights now or hereafter existing in and to all security agreements, insurance policies (and rights to payment, refund or rebate thereunder), leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or other rights to payment of money (any and all such accounts, contract rights, chattel paper, instruments, documents, deposit accounts, general intangibles and other rights to payment of money being the "Receivables") and any and all such leases, security agreements, insurance policies (and rights to payment, refund or rebate thereunder);

                           (ii) the Purchase Commitment Fee, the Purchase Fee,
                  the Purchase Reduction Fee and the Capital Availability Payment payable to FPF by the Residual Interest Holder pursuant to the Residual Agreement;

                           (iii) all rights, interests and benefits (but not any
                  obligations) of FPF under the Borrowing Documents, including, without limitation, all rights, interests and benefits of FPF to the Pledged Collateral under the Residual Agreement; and

                            (iv) all proceeds and products of any and all of the
                  foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in clauses
                  (i) through (iii) of this Section 1(b)) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Lender is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (B) cash.

         Section 2. SECURITY FOR OBLIGATIONS. This Agreement secures the payment of all loans, Advances, debts, liabilities and obligations for monetary amounts (whether or not such amounts are liquidated or determinable) owing by FPF to the Lender, and all covenants and duties regarding such amounts, of any kind or nature, present or future, whether or not evidenced by a binding note, agreement or other instrument, arising under the Revolving Loan Agreement and the other Borrowing Documents and includes, without limitation, all principal, interest, commitment fees, administrative fees, expenses, attorneys' fees and expenses, consultants' and advisors' fees and expenses or otherwise, which expenses and fees shall not exceed $3,000 in the aggregate for any calendar year of calculation as provided in the Revolving Loan Agreement (all such obligations of FPF being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by FPF to the Lender under the Revolving Loan Agreement and the other Borrowing Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving FPF.

Notwithstanding anything herein to the contrary, the Collateral shall only secure those obligations of FPF to Lender and in the amounts set forth in
Section 4.02(c) of the Revolving Loan Agreement and, upon the sale of any Collateral following an Amortization Event, the proceeds of the Collateral shall be applied in accordance with the provisions of Section 4.02(c) of the Revolving Loan Agreement.

         Section 3. FPF REMAINS LIABLE; USE OF COLLATERAL. Anything herein to the contrary notwithstanding, (a) FPF shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Lender or the Trustee, as applicable, of any of the rights hereunder shall not release FPF from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Lender nor the Trustee shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Lender or the Trustee be obligated to perform any of the obligations or duties of FPF thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. So long as no Amortization Event has occurred and is continuing and subject to the rights and interests of the Lender and the Trustee, as applicable, in the Collateral granted hereby, FPF shall have the right to use the Collateral in connection with the normal conduct of its business.

         Section 4. REPRESENTATIONS AND WARRANTIES. FPF represents and warrants as follows:

                  (a) The chief place of business and chief executive office of FPF and the office where FPF keeps its records concerning the Receivables, and the originals of all instruments, documents and chattel paper that evidence the Receivables, are located at its address at 1801 California Street, Suite 3920, Denver, Colorado 80202. The originals of all Loan Documents have been delivered to the Lender or its designee.

                  (b) FPF is the legal and beneficial owner of the Collateral free and clear of any Lien except for the security interest created by this Agreement. No effective financing statement or other document similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Lender, the Trustee or the Lender's assignee(s) relating to this Agreement.

                  (c) This Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

                  (d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required (i) for the grant by FPF of the security interest granted hereby or for the execution, delivery or performance of this Agreement by FPF, (ii) for the perfection or maintenance of the security interest created hereby (including the first priority nature of such security interest) or
         (iii) for the exercise by the Lender and the Trustee of their respective rights and remedies hereunder.

         Section 5. FURTHER ASSURANCES.

                  (a) FPF agrees that from time to time, at the expense of FPF, FPF shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Lender or the Trustee may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender and the Trustee to exercise and enforce their respective rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, FPF shall: (i) mark conspicuously each Premium Finance Agreement and each of its records pertaining to the Collateral with the Assignment Stamp; and (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

                  (b) FPF hereby authorizes the Lender and the Trustee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of FPF where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) FPF shall furnish to the Lender and the Trustee from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Lender or the Trustee may reasonably request, all in reasonable detail.

         Section 6. AS TO RECEIVABLES.

                  (a) FPF shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables at the location therefor specified in Section 4(a) or, upon 30 days' prior written notice to the Lender and the Trustee, at any other locations in a jurisdiction where all action required by
         Section 5 shall have been taken with respect to the Receivables. FPF and the Trustee, hold and preserve such records and shall permit representatives of the Lender and the Trustee, at any time during normal business hours to inspect and make abstracts from such records.

                  (b) Except as otherwise provided in this subsection (b), FPF shall continue to collect, or shall cause the collection of, all amounts due or to become due to FPF under the Receivables. In connection with such collections, FPF may take (and, at the Lender's direction, shall take) such action as FPF or the Lender may deem necessary or advisable to enforce collection of the Receivables; provided, however, that upon the occurrence of an Amortization Event, the Lender and the Trustee shall have the right at any time, upon written notice to FPF of its intention to do so, to notify the account debtors or obligors under the Receivables of the assignment of such Receivables to the Lender or the Trustee, as the case may be, and to direct such account debtors or obligors to make payment of all amounts due or to become due to FPF thereunder directly to the Lender or the Trustee, as the case may be, and, upon such notification and at the expense of FPF, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as FPF might have done. After receipt by FPF of the notice from the Lender referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by FPF in respect of the Receivables shall be received in trust for the benefit of the Lender hereunder, shall be segregated from other funds of FPF and shall be forthwith paid over to the Lender or the Trustee on behalf of the Lender in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to FPF so long as no Amortization Event shall have occurred and be continuing or (B) if any Amortization Event shall have occurred and be continuing, applied as provided by
         Section 11(b), and (ii) FPF shall not adjust, settle or compromise the amount or payment of any Receivable, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         Section 7. TRANSFERS AND OTHER LIENS. FPF shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, or (b) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest under this Agreement.

         Section 8. LENDER AND TRUSTEE APPOINTED AUTHORIZED AGENT AND ATTORNEY-IN-FACT. FPF hereby irrevocably appoints each of the Lender and the Trustee as FPF's authorized agent and attorney-in-fact, with full authority in the place and stead of FPF, at the option of the Lender or the Trustee at any time after the occurrence and during the continuance of any Amortization Event, and in the name of FPF, the Lender or the Trustee, as applicable, or otherwise, from time to time in the Lender's and the Trustee's respective discretion, to take any action and to execute any instrument which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of FPF under Section 6), including, without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral;

                  (b) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection therewith; and

                  (c) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Lender and the Trustee with respect to any of the Collateral.

         Section 9. LENDER AND TRUSTEE MAY PERFORM. If FPF fails to perform any agreement contained herein, the Lender and the Trustee may perform, or cause performance of, such agreement, and the expenses of the Lender and the Trustee incurred in connection therewith shall be payable by FPF under Section 12(b).

         Section 10. THE LENDER'S AND THE TRUSTEE'S DUTIES. The powers conferred on the Lender and the Trustee hereunder are solely to protect the Lender's interest in the Collateral and shall not impose any duty upon either the Trustee or the Lender to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, neither the Lender nor the Trustee shall have a duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Lender and the Trustee shall each be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Lender or the Trustee, as applicable, accords its own property.

         Section 11. REMEDIES. If any Amortization Event occurs as a result of the bankruptcy or insolvency of FPF:

                  (a) The Lender and the Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC in the applicable jurisdictions at that time (whether or not the UCC applies to the affected Collateral), and also may (i) require FPF to, and FPF hereby agrees that it shall at its expense and upon request of the Lender or the Trustee forthwith, assemble all or part of the Collateral as directed by the Lender or the Trustee and make it available to the Lender or the Trustee at a place to be designated by the Lender or the Trustee which is reasonably convenient to such parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's or the Trustee's offices, as applicable, or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender or the Trustee, as applicable, may deem commercially reasonable. FPF agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to FPF of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Neither the Lender nor the Trustee shall be obligated to make any sale of Collateral regardless of notice of sale having been given. The Lender and the Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Any cash held by the Lender or the Trustee as Collateral and all cash proceeds received by the Lender or the Trustee in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender or the Trustee, be held by the Lender as collateral for, and/or then or at any time thereafter be applied (after payment of any amounts payable to the Lender and the Trustee pursuant to Section 11(a)) in whole or in part by the Lender or the Trustee against, all or any part of the Obligations in the order provided in Section 4.02(c) of the

         Revolving Loan Agreement. Any surplus of such cash or cash proceeds held by the Lender and the Trustee and remaining after payment in full of all the Obligations shall be paid over to FPF for use in payment of the obligations under the Residual Agreement, or to whomsoever may be lawfully entitled to receive such surplus by order of a court of competent jurisdiction.

         Section 12. INDEMNITY AND EXPENSES.

                  (a) FPF agrees to indemnify the Lender, its assignee(s), the Trustee and their respective directors, officers, agents, attorneys and employees from and against any and all claims, losses and liabilities (including reasonable attorneys' fees actually incurred) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Person's gross negligence or willful misconduct.

                  (b) FPF shall upon demand pay to the Lender and the Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of their respective counsel and of any experts and agents, which the Lender or the Trustee may incur in connection with
         (i) the preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (ii) the exercise or enforcement of any of the rights of the Lender or the Trustee hereunder or (iii) the failure by FPF to perform or observe any of the provisions hereof.

         Section 13. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER REVOLVING LOAN AGREEMENT. This Agreement shall create a continuing assignment of and security interest in the Collateral and shall (a) remain in full force and effect until the payment in full of the Obligations and all other amounts payable under this Agreement, (b) be binding upon FPF, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Lender, the Trustee and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Revolving Loan Agreement (including, without limitation, all or any portion of the Note) to any other Person and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise. Upon the payment in full of the Obligations and all other amounts payable under this Agreement, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to FPF. Upon any such termination, the Lender and the Trustee, as applicable, shall, at FPF's expense, execute and deliver to FPF such documents as FPF shall reasonably request to evidence such termination.

         Section 14. ESTOPPEL CERTIFICATES AND NOTICES. Upon Lender's request, FPF shall use its best efforts to obtain from obligors under any Collateral such estoppel certificates as the Lender may reasonably request from time to time. FPF shall further give prompt written notice to the Lender and the Trustee of any payment default or any other material breach or default under any Collateral, and shall provide the Lender and the Trustee with such other information relating to the Collateral as the Lender or the Trustee may reasonably request from time to time. The

Lender and the Trustee are authorized at any time and from time to time to directly contact any such obligor to verify any information provided by FPF or for any other purpose relating to the Collateral.

         Section 15. TERMS. Unless otherwise defined herein or in the Revolving Loan Agreement, terms used in Article 9 of the UCC are used herein as therein defined.

         Section 16. AMENDMENTS. This Agreement may be amended from time to time by a written amendment duly executed and delivered by FPF, the Lender and the Trustee with the prior written consent of the Lender assignee(s), if any, as the case may be, and the Originator and no waiver of any of the terms hereof or thereof shall be effective unless it is in writing and signed by the party or parties whose rights are being waived and the Lender's assignee, if any, and Originator.

         Section 17. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission, electronic mail and overnight delivery service, postage prepaid, to the parties to this Agreement; provided, that notices shall be effective upon receipt, and in any case addressed as follows: if to FPF, at 1801 California Street, Suite 3920, Denver, Colorado 80202,
Attention: Mr. Robert A. Pinkerton; if to the Lender, at 1801 California Street, Suite 3920, Denver, Colorado 80202, Attention: Kathleen McCarty; and if to the Trustee, at 1740 Broadway, Denver, Colorado 82074-8693, Attention: Corporate Trust Department; or, as to each party, at such other address as shall be designated by such party in a written notice to the other party.

         Section 18. WAIVERS. No failure or delay on the part of the Lender, the Trustee or any assignee of the Lender in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy. No such waiver shall extend to any subsequent or other default or impair any rights consequent thereon, except to the extent expressly so waived. Each of the rights, powers and remedies described in this Agreement is cumulative and not exclusive of, and shall not prejudice, any other right, power or remedy provided in this Agreement or by law. Each such right, power and remedy may be exercised from time to time as deemed necessary by the Lender, the Trustee or the Lender's assignee(s), as applicable and in such order and manner as the Lender, the Trustee or the Lender's assignee(s), as applicable, may determine. FPF hereby acknowledges and agrees that, with respect to a violation or breach by FPF of any representation, warranty, covenant or other term or provision of this Agreement, it shall by FPF's obligation to prepare and obtain a written waiver for such breaches or violations from the Lender, the Trustee or the Lender's assignee(s), as applicable may grant or deny any such requested waiver in its sole and absolute discretion. At no time may FPF infer a course of dealing among the parties that would negate the requirement to obtain a written waiver from the Lender, the Trustee or the Lender's assignee(s), as applicable.

         Section 19. THIRD PARTY BENEFICIARIES. Notwithstanding any other provision set forth in this Agreement, the Lender may at any time create a security interest in or assign all or any portion of its rights under this Agreement (including, without limitation, the Collateral) in favor of any other Person. Without limiting the generality of the foregoing, all representations, covenants and agreements in this Agreement which expressly confer rights upon the Lender shall be for the benefit of and run directly to each of the Lender's assignees or designees and each such assignee or designee shall be entitled to rely on and enforce such representations, covenants and agreements to the same extent as if it were a party hereto.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF COLORADO WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS.

         Section 21. JURISDICTION. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF COLORADO AND THE UNITED STATES DISTRICT COURT OF COLORADO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS. THE PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING AND IRREVOCABLY CONSENT TO THE SERVICE OF ANY SUMMONS AND COMPLAINT AND ANY OTHER PROCESS BY THE MAILING OF COPIES OF SUCH PROCESS TO THEM AT THEIR RESPECTIVE ADDRESSES AS SPECIFIED IN SECTION 17. THE PARTIES HEREBY AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SECTION 21 SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

         Section 22. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

         Section 23. SEVERABILITY OF PROVISIONS. Any part, provision, agreement, representation, warranty or covenant of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

         Section 24. COUNTERPARTS. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and together shall constitute and be one and the same instrument.

         Section 25. CAPTIONS. The article, paragraph and other headings contained in this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

         Section 26. LEGAL HOLIDAYS. In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a Business Day in New York, New York or Denver, Colorado, such action, delivery or payment need not be made on that date, but may be made on the next succeeding Business Day.

         Section 27. ADVICE FROM INDEPENDENT COUNSEL. The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the others that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

         Section 28. JUDICIAL INTERPRETATION. Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that each party has participated in the preparation of this Agreement.

                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    FPF, INC.




                                                Bruce I. Lundy
                                                Executive Vice President



                                    FLATIRON FUNDING COMPANY, LLC



                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------



Acknowledged and accepted:

NORWEST BANK COLORADO, N.A., as Trustee



By
   -----------------------
Name:
     ---------------------
Title:
      --------------------

                                    EXHIBIT C

                               CONCENTRATION TEST


         No more than a specified percentage of the Premium Receivables on the basis of the principal amount thereof shall, as of any date of determination, relate to any insurance company, as follows:

         The Reserves calculated under the Borrowing Base as contemplated by
Section 2.03 of the Revolving Loan Agreement shall include amounts by which Eligible Premium Loans exceed the following limits.

         A.       Insurance Company Diversification Requirements

                  1. For Eligible Insurance Companies covered by the Florida Insurance Guaranty Association ("FIGA") the following allocations shall apply:

                       Insurance Company's        Maximum % of Eligible
                              A.M.                      Contracts
                           Best Rating                 per Carrier

                          "A" or better                  No Limit

                          "B++" or "B+"                   12.5%

                           "B" or "B-"                    10.0%

                           ALL OTHERS*                    3.50%


                           *NOTE: "All others" above, "C," "D," "E," "F,"
                                  "NR-4," "N/F" and "S" are not eligible.

         PER CARRIER EXCEPTIONS:

                           a. Up to 75% of Originator's portfolio of eligible contracts purchased by FPF may relate to policies issued by Federated National Insurance Company.

                           b. Up to 15% of Originator's eligible contracts purchased by FPF may relate to a single insurance company, selected from time to time by Originator and approved by Flatiron which carries a B-, NR-1, NR-2 or NR-3 rating by A.M. Best.

                  ALL PER CARRIER EXCEPTIONS ARE SUBJECT TO ADJUSTMENT BY FPF IN ITS SOLE DISCRETION.

                  2. For companies not covered by the FIGA, the following allocations shall apply:

                           No more than 15% of the pool may represent
                  "non-admitted insurance carriers" (including U.S. syndicates of Lloyds of London) with per carrier and maximum pool limits as set forth below:

                              Insurance Company's            Maximum % of
                                      A.M.                Eligible Contracts
                                  Best Rating                per Carrier

                                 "A" or better                   7.5%

                                  B++, B+ or B                   1.0%

                                US Syndicates of                 1.0%
                               Lloyd's of London


         B.       Insurance Agent Diversification Requirements.

                  Except for insurance agencies which are Affiliates of Originator the outstanding balance of Eligible Premium Receivables sourced from one agency may not exceed 17.5% of the pool and the next largest agent concentration may not exceed 15%.

                                    EXHIBIT D

                               REQUEST FOR ADVANCE


FPF, Inc.

Request For Advance Dated _____________________

The undersigned hereby requests of Flatiron Funding Company, LLC ("Flatiron") an advance under the Revolving Credit and Term Loan Agreement (the "Revolving Loan Agreement") as shown below, and in requesting such advance, certifies as follows:

         A. All conditions precedent described in Section 2.01 and 2.02 of the Revolving Loan Agreement have been satisfied.

         B. All representations and warranties set forth by FPF in the Revolving Loan Agreement are true and correct as of the date hereof.

         C. All representations and warranties set forth by the Originator in the Sale and Assignment Agreement are true and correct as of the date hereof.

         D. All information set forth herein and on all supporting schedules attached hereto is true, correct and complete in all respects as of the date hereof.

         Therefore, pursuant to the Revolving Loan Agreement and based on the Borrowing Base and Availability Calculation attached hereto as Annex 1:

         1.                                   Total Advance requested   $

         2.       Date Advance to be funded (at least
                                        ___ business days from today)    -----

         Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Revolving Loam Agreement.

RESPONSIBLE OFFICER:

NAME:
     -------------------

SIGNATURE:
          --------------

                                     ANNEX I
                                  TO EXHIBIT D

               FORM OF BORROWING BASE AND AVAILABILITY CALCULATION


Account Number:                                       Date of Funding
                                                      ------------

Portfolio Principal Amount:                           [DATE]         $_________
Less Adjustments to Eligible Premium Loans:
         Below minimum APR Below minimum down payment
         Above maximum number of payments more than 120 Days Amounts Cancelled - Due from
         Insureds Parity Adjustment

         Eligibles Out of Parity                      $___________   _________%      ____________
         Greater of Total Negative Parity or
         Adjusted Eligible Out of Parity
         Loans not meeting Reps and Warranties
         Policy fee adjustment
         Ineligible Amounts before Diversification
         test

         Less Amounts exceeding Concentration Limits:
                  Amounts in excess of per carrier
                  limits
                  Amounts in excess of per agent
                  limits
Total Amounts in excess of limits
Total Ineligible Amounts
Portfolio Adjusted Balance [DATE]
Advance Percent Rate
Borrowing Base
Outstanding Principal Balance [DATE]
  Subsequent Gross Advance
         Adjusted Principal Balance

Commitment Amount

Availability for Advance Request

Amount approved/requested to be advanced
                  Borrower authorized by                amount
Amount of Advance Fee (____%)

Actual amount wired to Funding Account                  [Date]

                                New Outstanding Balance                $

                                    EXHIBIT E

                         REPRESENTATIONS AND WARRANTIES


         Section 1. REPRESENTATIONS AND WARRANTIES OF FPF WITH RESPECT TO SECTIONS 3.01 AND 4.01 OF THE REVOLVING LOAN AGREEMENT.

                  (a) POWER AND AUTHORITY. FPF has the power and authority to execute and deliver the Borrowing Documents, to which it is a party, and to carry out their respective terms; there are no injunctions, writs, restraining orders or any other order of any nature which adversely affects FPF's performance of the Borrowing Documents, to which it is a party, any other related agreement to which FPF is a party or any transactions contemplated thereby; and no consent, approval or authorization which has not been obtained is required for the consummation by FPF of the transactions contemplated by the Borrowing Documents.

                  (b) NO VIOLATION. The consummation of the transactions contemplated by the Borrowing Documents, to which FPF is a party, and the fulfillment of the terms thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of FPF, or any indenture, agreement or other instrument to which FPF is a party or by which it or its properties is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Borrowing Documents); nor violate any applicable laws, rules, regulations or orders regarding the conduct of FPF's business or the ownership of its properties; nor violate any law or any order, rule or regulation applicable to FPF of any court or of any federal or state regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over FPF or its properties except, in each case, for such violations, conflicts, breaches, Liens and defaults which could not, in the reasonable judgment of FPF, have an adverse effect on the condition (financial or otherwise) of FPF, any Collateral or FPF's obligations under the Borrowing Documents, to which it is a party.

                  (c) ABILITY TO PERFORM. There has been no impairment in the ability of FPF to perform its obligations under the Borrowing Documents, to which it is a party.

                  (d) FINANCIAL STATEMENTS. FPF's financial statements delivered, or to be delivered, pursuant to Section 4.01 of the Revolving Loan Agreement, present or will present fairly, in all material respects, the information presented therein, and no material adverse change has occurred in FPF's financial status since the date thereof.

                  (e) NO MATERIAL LIABILITIES. FPF does not have material liabilities or obligations other than those disclosed in the financial statements referred to in subparagraph (d) above or for which adequate reserves are reflected in such financials.

                  (f) NO MATERIAL MISSTATEMENTS OR OMISSIONS. No information, certificate of an officer, statement furnished in writing or report delivered to the Lender by FPF contains any untrue statement of a material fact or omits a material fact necessary to make such information, certificate, statement or report not misleading.

                  (g) NO UNPAID TAXES. All tax returns required to be filed by FPF in any jurisdiction have in fact been filed, and all taxes, assessments, fees, claims and other governmental charges upon it or any subsidiary or upon any of their respective properties, income or franchises (including, without limitation, any taxes required to be paid by FPF relating to all payroll, FICA, unemployment and other taxes, assessments, fees, claims and other charges relating to the employees of FPF), shown to be due and payable on such returns have been paid; provided, that FPF shall not be required to pay or discharge any such tax, assessment, fee, claim or other charge which is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained in accordance with GAAP. To the best of FPF's knowledge, all such tax returns were true and correct and it does not know of any contemplated or proposed additional tax assessment against it in any material amount or of any basis therefor.

                  (h) ADEQUATE PROVISIONS FOR TAXES. The provisions for taxes on FPF's books are in accordance with GAAP.

                  (i) ERISA. No contribution failure by FPF has occurred with respect to any Pension Plan (as defined in the Sale and Assignment Agreement) sufficient to give rise to a lien under Section 302(f) of ERISA and no notice of intent to terminate a Pension Plan has been filed, nor has any Pension Plan been terminated under Section 4041(e) of ERISA, nor has the PBGC instituted proceedings to terminate, or appoint a trustee to administer, a Pension Plan, and no event has occurred or condition exists which might constitute grounds under
         Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

                  (j) FPF INFORMATION. The information with respect to FPF and the Premium Receivables provided to the Lender does not, as of its date, contain any untrue statement of a material fact with respect to the Premium Receivables, FPF, its business or the transactions contemplated hereby or by the other Borrowing Documents or omit a material fact necessary to make the statements contained herein or therein not misleading. There is no fact peculiar to FPF or any Affiliate of FPF or, to its knowledge, any Premium Receivable or Obligor, which it has not disclosed to the Lender in writing which could adversely affect or, so far as FPF can now reasonably foresee, could adversely affect FPF's ability to perform the transactions contemplated by the Borrowing Documents.

                  (k) SOLVENCY. The fair salable value of the assets on a going concern basis of FPF, as of the time of each Grant of the Collateral under the Revolving Loan Agreement is in excess of the total amount of its liabilities. With respect to the date of each
                                       2

         Advance, at the close of the immediately preceding fiscal quarter of FPF, FPF had a positive net worth.

                  (l) PRINCIPAL EXECUTIVE OFFICE. The principal executive office of FPF is, and for a period of not less than four months preceding the date of the initial Advance has been, the notice address set forth in
         Section 6.02 of the Revolving Loan Agreement.

                  (m) LEGAL NAMES. FPF, Inc. is the only legal name under which FPF currently is operating its business. FPF has not changed its name in the last six (6) years (or such shorter period of time during which FPF was in existence) and does not have any other tradenames, fictitious names, assumed names or "doing business as" names other than "FPF Finance, Inc."

                  (n) VALID BUSINESS REASONS; NO FRAUDULENT TRANSFERS. The transactions contemplated by the Sale and Assignment Agreement are in the ordinary course of FPF's business and FPF has valid business reasons for acquiring the related Conveyed Property rather than participating in a secured loan with the related Conveyed Property as collateral. At the time of each Sale: (i) FPF acquired the related Conveyed Property from the Originator, without any intent to hinder, delay or defraud any current or future creditor of the Originator; (ii) FPF was not insolvent or did not become insolvent as a result of any transfer; (iii) FPF was not engaged and was not about to engage in any business or transaction for which any property remaining with FPF was an unreasonably small capital or for which the remaining assets of FPF are unreasonably small in relation to the business of FPF or the transaction; (iv) FPF did not intend to incur, and did not believe or reasonably should not have believed, that it would incur, debts beyond its ability to pay as they become due; and (v) the consideration paid by FPF to the Originator for the related Conveyed Property was equivalent to the fair market value of such related Conveyed Property.

                  (o) FINANCIAL STATEMENT DISCLOSURE. FPF has been advised that from and after the date of each Sale under the Sale and Assignment Agreement, the financial statements of the Originator will disclose that, under generally accepted accounting principles, on each respective Sale, FPF acquired ownership of the Premium Receivables.

                  (p) OTHER AGREEMENTS. FPF is not a party to any indenture, loan or credit agreement, lease or other instrument or agreement which is likely to have an adverse effect on the business, properties, assets, operations or operation, financial or otherwise, of FPF or the ability of FPF to perform its obligations under this Agreement or any other Borrowing Document to which it is a party.

                  (q) NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in the business, properties, operating results, prospects, assets, Premium Receivables Portfolio, operations or condition, financial or otherwise, of FPF from the Closing Date or the date of the immediately preceding Advance, as the case may be.

         Section 2. GENERAL REPRESENTATIONS AND WARRANTIES OF FPF WITH RESPECT TO SECTIONS 3.01 AND 4.01 OF THE REVOLVING LOAN AGREEMENT.

                  (a) ORGANIZATION, ETC. FPF is duly organized and is validly existing as a corporation in good standing under the laws of the State of Colorado, with full power and authority to execute and deliver, to the extent that FPF is a party thereto, the Borrowing Documents and to perform the terms and provisions thereof.

                  (b) DUE QUALIFICATION. FPF is duly qualified to do business as a foreign corporation in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have an adverse effect on the business or operations of FPF or the Collateral.

                  (c) DUE AUTHORIZATION. The execution, delivery and performance by FPF of the Borrowing Documents, to which it is a party, have been duly authorized by all necessary action of FPF, do not require any approval or consent of any governmental agency or authority, do not and will not conflict with any provision of its articles of incorporation or bylaws, and do not and will not conflict with or result in a breach which would constitute (with or without notice or lapse of time) a default under any agreement binding upon or applicable to it or its property, or any law or governmental regulation or court decree applicable to it or its property.

                  (d) NO LITIGATION. No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending, or threatened, against FPF or its properties or, to the extent that FPF is a party thereto, with respect to the Borrowing Documents, which, if adversely determined could, in the reasonable opinion of FPF, have an adverse effect on the transactions contemplated by the Borrowing Documents.

                  (e) ENFORCEABILITY. The Borrowing Documents to which FPF is a party constitute valid, legal and binding obligations of FPF, enforceable against FPF in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditor's rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

         Section 3. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in this Exhibit E shall survive the date of the respective Borrowing Document. Upon discovery by the Lender or FPF of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties to the Borrowing Documents; provided, however, that failure to give such notice shall not affect the rights of such other parties with respect to such breach.

                                    EXHIBIT F

                                CLOSING DOCUMENTS


         The following Closing Documents, each in form and substance satisfactory to the Lender, are to be delivered by FPF to the Lender in satisfaction of the requirements in Section 2.01 of the Revolving Loan
Agreement:

                  (a) The Note;

                  (b) Payment of the Closing Fee, the Commitment Fee and any Advance Fee payable under Section 1.03 of the Revolving Loan Agreement;

                  (c) A Security Agreement, duly executed by FPF, in the form of Exhibit B to the Revolving Loan Agreement, together with:

                             (i) acknowledgment copies or stamped receipt copies
                  of proper financing statements, duly filed under the UCC of all jurisdictions that the Lender may deem necessary or desirable in order to perfect the security interests created by the Security Agreement;

                            (ii) completed requests for information, listing the
                  financing statements referred to in paragraph (i) above and all other effective financing statements filed in the jurisdictions referred to in paragraph (i) above that name FPF as debtor, together with copies of such other financing statements (none of which cover the collateral purported to be covered by the Security Agreement, unless consented to in writing by the Lender);

                           (iii) evidence of the completion of all recordings
                  and filings of or with respect to the Security Agreement that the Lender may deem necessary or desirable in order to perfect the security interests created by the Security Agreement;

                            (iv) evidence of the delivery of notices to the
                  Obligors under the Premium Receivables and the Issuing Insurance Companies relating to such Premium Receivables advising such Obligors and Issuing Insurance Companies of the Sale to FPF of the Premium Receivables pursuant to the Sale and Assignment Agreement, and the Grant to the Lender of the Premium Receivables pursuant to the Security Agreement; and

                             (v) evidence that all other actions necessary or,
                  in the opinion of the Lender, desirable to perfect and protect the security interests created by the Security Agreement have been taken;

                  (d) Evidence that all documents required to be delivered to the Lender or its designee pursuant to the Borrowing Documents have been so executed and delivered;

                  (e) Opinions of counsel to FPF addressing such matters as the Lender shall reasonably request;

                  (f) A certificate executed by the Secretary or Assistant Secretary of FPF, certifying as to the following, which shall be attached to such certificate (i) a copy of the articles of incorporation of FPF, (ii) a copy of the bylaws of FPF, (iii) a copy of the resolutions of the Board of Directors of FPF authorizing the execution, delivery and performance by FPF of the Borrowing Documents and the transactions contemplated thereunder, and (iv) the names and true signatures of the officers authorized on its behalf to sign the Borrowing Documents;

                  (g) A good standing certificate (or its equivalent) for FPF issued by (i) the Secretary of State of its state of incorporation, and
         (ii) the Secretary of State of each state in which it does business or is purchasing or servicing Premium Receivables, to the extent that such activities require qualification to do business in such states;

                  (h) The income statements and balance sheets of FPF as described in, and together with the certificate of a Responsible Officer of FPF required under, Section 4.01 of the Revolving Loan Agreement; and

                  (i) The power of attorney attached as Exhibit G to the Revolving Loan Agreement.

                                    EXHIBIT G

                                POWER OF ATTORNEY

         FPF, INC., a corporation organized and existing under the laws of the State of Colorado ("FPF"), hereby grants to FLATIRON FUNDING COMPANY, LLC (the "Lender") or the Lender's designee pursuant to that certain Revolving Credit and Term Loan Agreement, dated as of September__, 1997 between FPF and the Lender, as the same may be amended or otherwise modified from time to time (the "Loan Agreement"), and to Norwest Bank Colorado, N.A. (the "Trustee") pursuant to that certain Security Agreement, dated as of September __, 1997 among FPF, the Lender and the Trustee, an irrevocable power of attorney until all Obligations are paid in full, with full power of substitution, coupled with an interest, to take any and all of the following actions, which the Lender, its designee or the Trustee, as applicable, determines are necessary: (a) receive, take, endorse, assign, deliver, accept and deposit, in the name of the Lender, the Trustee or FPF, any and all cash, checks, commercial paper, drafts, remittances and other instruments and documents relating to the Collateral; (b) transmit to Obligors, Issuing Insurance Companies, Agents, other obligors or any bailees (including the Lender, its designee or the Trustee) notice of the interest of the Lender and the Trustee in the Collateral or request from account Obligors, Issuing Insurance Companies, Agents or such other obligors or bailees at any time, in the name of FPF, the Trustee or the Lender or any designee of the Lender, information concerning the Collateral and any amounts owing with respect thereto; (c) notify Obligors, Issuing Insurance Companies, Agents or other obligors to make payment directly to the Lender or the Trustee on behalf of the Lender, or notify bailee (including the Lender, its designee or the Trustee) as to the disposition of Collateral; (d) take or bring, in the name of the Lender, the Trustee or FPF, all steps, actions, suits or proceedings deemed by the Lender or its designee necessary or desirable to direct collection of or other realization upon the accounts and other Collateral or to otherwise enforce the rights of the Lender, its designee or the Trustee with respect to any of the Collateral; (e) after an Amortization Event, change the address for delivery of mail to FPF and to receive and open mail addressed to FPF; (f) after an Amortization Event, extend the time of payment of, compromise or settle for cash, credit, return of merchandise, and upon any terms or conditions, any and all accounts or other Collateral which includes a monetary obligation and discharge or release the Obligors or other obligor, without affecting any of the Obligations; and (g) execute in the name of FPF and file against FPF in favor of the Trustee, the Lender and its assignees financing statements or amendments with respect to the Collateral.

         Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned a duly authorized officer of FPF, Inc. hereunto sets his hand this _______ day of September, 1997.

                                    FPF, INC.




                                              Bruce I. Lundy
                                              Executive Vice President

STATE OF COLORADO          )
                           )       ss.:
COUNTY OF DENVER           )

         BE IT REMEMBERED, that on this ___ day of September, 1997, before me the undersigned, a Notary Public in and for the County and State aforesaid, came Bruce I. Lundy, Executive Vice President of FPF, Inc., a corporation duly organized, incorporated and existing under and by virtue of the laws of Colorado, who is personally known to me to be such officer, and who is personally known to me to be the same person who executed, as such officer, the within instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal, the day and year last above written.


                                  Notary Public

My commission expires:


---------------------------

                             MODIFICATION AGREEMENT


         This MODIFICATION AGREEMENT ("Modification") is entered into as of May 1, 1998 by and among FPF, INC., a Colorado corporation ("FPF"), FEDERATED PREMIUM FINANCE, INC., a Florida corporation, as originator (the "Originator"), FLATIRON FUNDING COMPANY, LLC, a Delaware limited liability company (the "Lender"), FEDERATED FUNDING CORPORATION, a Florida corporation (the "Residual Interest Holder") and FLATIRON CREDIT COMPANY, INC. ("Flatiron").


                                   WITNESSETH;

         WHEREAS, pursuant to that certain Revolving Credit and Term Loan Agreement dated as of September 24, 1997 by and among the Lender and FPF (the "Loan Agreement"), the Lender has loaned and will loan to FPF, subject to the conditions thereof, funds for the acquisition by FPF of certain Premium Loans originated by the Originator pursuant to that certain Sale and Assignment Agreement dated as of September 24, 1997 by and between FPF, as purchaser, and the Originator, as seller (the "Sale and Assignment Agreement") and contingent upon certain advances by the Residual Interest Holder under the Residual Purchase and Funding Agreement dated September 24, 1997 (the "Residual Agreement"); and

         WHEREAS, the Agreement has definitions contained therein to which reference is made to that certain Agreement of Definitions by and among the parties to this Modification dated as of September 24, 1997 (the "Agreement of Definitions"); and

         WHEREAS, the Loan Agreement, Sale and Assignment Agreement, the Residual Agreement and the Agreement of Definitions and all exhibits to said documents are collectively referred to herein as the "Documents"; and

         WHEREAS, all capitalized terms used herein and not otherwise defined in the Documents shall have the meaning set forth herein; and

         WHEREAS, the parties desire to modify and amend the Documents as hereinafter set forth.

         NOW THEREFORE, in consideration of the covenants, conditions and agreements contained in the Documents, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Agreement of Definitions and all other Documents as follows:

1. AMENDED AND RESTATED PROMISSORY NOTE. All recitations and references to the Note in the Agreement of Definitions and in Section 1.05 of the Loan Agreement shall refer to that certain Amended and Restated Promissory Note in the face principal amount of $4,000,000 dated as of the date hereof, executed by FPF in favor of Lender (the "Amended Note"). The Amended Note constitutes an amendment and restatement of the Promissory Note dated September 24, 1997 in the face principal amount of $3,000,000 executed by the FPF in favor of the Lender pursuant to the Loan Agreement (the "Original Note") and supersedes and replaces the Original Note. The Amended Note provides for a reduction in the interest rate as compared to the Original Note.

2. The PURCHASE COMMITMENT FEE as described in Section 2.02 (c) (ii) of the Residual Agreement shall be waived through June 30, 1998.

3. MAXIMUM CREDIT COMMITMENT as described in the Agreement of Definitions shall mean $4,000,000.

4. DOCUMENT RATIFICATION. All terms, conditions and covenants of the Documents, not otherwise modified hereby, are hereby ratified and confirmed and this Agreement, when executed by the parties hereto, shall become a part of the Documents and shall have the same force and effect as if the terms and conditions hereof were originally incorporated in the Documents prior to the execution thereof.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be executed by their respective officers thereunder duly authorized as of the date and year first above written.


                                       FLATIRON FUNDING COMPANY, LLC

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       FPF, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       FEDERATED PREMIUM FINANCE, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       FEDERATED FUNDING CORPORATION

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                                       FLATIRON CREDIT COMPANY, INC.

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                       3